UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2018
Medidata Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34387 (Commission File Number)	13-4066508 (IRS Employer Identification No.)

350 Hudson Street, 9th Floor New York, New York (Address of principal executive offices)	10014 (Zip Code)
Registrant’s telephone number, including area code: (212) 918-1800

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.
On June 20, 2018, Medidata Solutions, Inc., a Delaware corporation (the “Company”), completed its previously announced acquisition of SHYFT Analytics, Inc., a Delaware corporation (“Shyft”) pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Storm Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), Shyft and Storm Seller Representative LLC, as the stockholders’ representative thereunder.
Pursuant to the Merger Agreement, Merger Sub merged with and into Shyft, with Shyft surviving the merger and becoming a wholly owned subsidiary of the Company. In connection with the merger, all outstanding equity of Shyft was canceled, outstanding shares of capital stock and vested stock options of Shyft were converted into the right to receive the merger consideration in cash, and certain unvested stock options of Shyft were converted into the right to receive the merger consideration in the form of Company restricted stock awards subject to an exchange ratio as described in the Merger Agreement (“Company RSAs”), with such cash and Company RSAs having an aggregate value equal to $195 million, subject to certain customary adjustments (the “Merger Consideration”). The cash portion of the Merger Consideration was funded with existing cash on the Company’s balance sheet. In addition to the Merger Consideration, certain employees of Shyft will receive contingent performance compensation based on 2018 and 2019 financial targets, as well as other stock and cash-based retention incentives.
The foregoing description of the Merger Agreement and the transactions contemplated thereby are a summary only and are qualified in their entirety by the full text of the Merger Agreement, which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
2.1†     Agreement and Plan of Merger, dated as of June 11, 2018 by and among the Company, Merger Sub and Shyft.

†    Incorporated by reference to exhibit filed with Registrant’s Current Report on Form 8-K, filed June 12, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MEDIDATA SOLUTIONS, INC.
Date: June 20, 2018
By: /s/ MICHAEL I. OTNER

Name:	Michael I. Otner

Title:	Executive Vice President—General Counsel and Secretary